Equity	6 Months Ended
Jun. 30, 2024
Disclosure of reserves within equity [abstract]
Equity
12 Equity

Total equity
In EUR million	30 June 2024	31 December 2023
Share capital and share premium
- Share capital	33	35
- Share premium	17,116	17,116
	17,149	17,151

Other reserves
- Revaluation reserve: Equity securities at FVOCI	1,628	1,152
- Revaluation reserve: Debt instruments at FVOCI	-320	-280
- Revaluation reserve: Cash flow hedge	-2,264	-2,058
- Revaluation reserve: Credit liability	22	31
- Revaluation reserve: Property in own use	170	178
- Net defined benefit asset/liability remeasurement reserve	-300	-317
- Currency translation reserve	-2,203	-2,527
- Share of associates and joint ventures and other reserves	2,750	3,047
- Treasury shares	-1,024	-1,994
	-1,542	-2,767

Retained earnings	39,081	40,299

Shareholders’ equity (parent)	54,689	54,684
Non-controlling interests	816	944
Total equity	55,505	55,628
Equity securities at FVOCI
In 2024, the unrealised revaluation of EUR 475 million (2023: EUR -35 million) includes revaluation of shares in Bank of Beijing for EUR 476 million (2023: EUR -24 million).

Cash flow hedge
ING mainly hedges floating rate lending with interest rate swaps. Due to an increase in yield curves in 2024 the interest rate swaps had a negative revaluation of EUR -207 million in the 6 month period ended 30 June (2023: EUR 997 million positive), which is recognised in the cash flow hedge reserve.
Share of associates and joint ventures and other reserves
The share of associates and joint ventures and other reserve includes non-distributable profits from associates and joint ventures. Furthermore, the movement includes the utilisation of the statutory reserves of EUR 416 million (2023: EUR 998 million) which is released to Retained earnings.
Currency translation reserve
The increase of Currency translation reserve of EUR 324 million in the 6 month period ended 30 June is related to several currencies including TRY (EUR 83 million including IAS 29 ‘Hyperinflation’ impact), USD (EUR 199 million), RUB (EUR 27 million), PLN (EUR 5 million) and various other currencies (EUR 11 million in total).
Treasury shares

Changes in treasury shares
	In EUR million		Number x 1,000
	30 June 2024	31 December 2023	30 June 2024	31 December 2023
Opening balance as at 1 January	-1,994	-1,205	154,571	107,395
Purchased/sold for trading purposes	2	-7	-279	464
Purchased under staff share plans	-43	-42	3,319	3,156
Distributed under staff share plans	43	41	-3,316	-3,106
Purchased Share buyback programme	-1,533	-3,482	104,196	275,013
Cancelled Share buyback programme	2,500	2,701	-194,813	-228,350
Closing balance	-1,024	-1,994	63,678	154,571
On 3 November 2023, ING announced a share buyback programme for EUR 2,500 million. The programme was completed by February 2024. In total 195 million shares have been repurchased at an average price of EUR 12.87 per share (effective price for ING was EUR 12.83 per share after compensation received from the executing broker). The shares have been cancelled in April 2024.

On 4 March 2024, ING announced a share buyback programme for a maximum total amount of EUR 50 million. The programme was completed by March 2024. In total 3 million shares have been repurchased at an average price of EUR 12.99 per share and for a total consideration of EUR 43 million. The purpose of the share repurchase programme was to meet obligations under the share-based compensation plans.

On 2 May 2024, ING announces a share buyback programme of EUR 2,500 million. The programme is expected to end no later than 29 October 2024. As per 30 June 2024, 63 million shares have been repurchased at an average price of EUR 16.09 per share and for a total consideration of EUR 1,015 million. ING has the intention to cancel these shares by the end of 2024.
Retained earnings
In May 2024, ING paid a final dividend over 2023 of EUR 2,497 million (EUR 0.756 per share).